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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2004

Protective Life Insurance Company
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (205) 268-1000

Item 7. Financial Statements and Exhibits

        The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-100944), as amended, of Protective Life Insurance Company, filed with the Securities and Exchange Commission on November 1, 2002 and amended on November 7, 2003 and November 12, 2003.

  (c)
  Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of April 12, 2004, relating to Protective Life Secured Trust 2004-22.
Exhibit 4.1(a)
Exhibit A, Section A-1 to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Statutory Trust Terms (incorporated herein by reference to Exhibit 4.7 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(b)
Exhibit A, Section A-2 to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Common Law Trust Terms (incorporated herein by reference to Exhibit 4.9 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(c)
Exhibit B to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Administrative Services Terms (incorporated herein by reference to Exhibit 4.12 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(d)
Exhibit C to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Expense and Indemnity Agreement Terms (incorporated herein by reference to Exhibit 10.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(e)
Exhibit D to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard License Agreement Terms (incorporated herein by reference to Exhibit 99.1 to Protective Life Insurance Company's Current Report on Form 8-K, filed on March 3, 2004).
Exhibit 4.1(f)
Exhibit E to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Indenture Terms (incorporated herein by reference to Exhibit 4.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(g)
Exhibit F to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Selling Agent Agreement Terms (InterNotes®) (incorporated herein by reference to Exhibit 1.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(h)
Exhibit G to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Distribution Agreement Terms (Secured Medium-Term Notes) (incorporated herein by reference to Exhibit 1.3 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(i)	Schedule 1 to Omnibus Instrument filed as Exhibit 4.1 hereto — Selling Agent Agreement Specifications (included as Schedule 1 to the Omnibus Instrument filed as Exhibit 4.1 hereto).

Exhibit 4.1(j)
Annex A to Omnibus Instrument filed as Exhibit 4.1 hereto — Pricing Supplement (incorporated herein by reference to Pricing Supplement No. 22 with respect to Protective Life Secured Trust 2004-22, filed on April 14, 2004, with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended).
Exhibit 4.2	Omnibus Instrument, dated as of April 12, 2004, relating to Protective Life Secured Trust 2004-23.
Exhibit 4.2(a)
Exhibit A, Section A-1 to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Statutory Trust Terms (incorporated herein by reference to Exhibit 4.7 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(b)
Exhibit A, Section A-2 to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Common Law Trust Terms (incorporated herein by reference to Exhibit 4.9 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(c)
Exhibit B to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Administrative Services Terms (incorporated herein by reference to Exhibit 4.12 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(d)
Exhibit C to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Expense and Indemnity Agreement Terms (incorporated herein by reference to Exhibit 10.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(e)
Exhibit D to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard License Agreement Terms (incorporated herein by reference to Exhibit 99.1 to Protective Life Insurance Company's Current Report on Form 8-K, filed on March 3, 2004).
Exhibit 4.2(f)
Exhibit E to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Indenture Terms (incorporated herein by reference to Exhibit 4.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(g)
Exhibit F to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Selling Agent Agreement Terms (InterNotes®) (incorporated herein by reference to Exhibit 1.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(h)
Exhibit G to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Distribution Agreement Terms (Secured Medium-Term Notes) (incorporated herein by reference to Exhibit 1.3 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(i)	Schedule 1 to Omnibus Instrument filed as Exhibit 4.2 hereto — Selling Agent Agreement Specifications (included as Schedule 1 to the Omnibus Instrument filed as Exhibit 4.2 hereto).
Exhibit 4.2(j)
Annex A to Omnibus Instrument filed as Exhibit 4.2 hereto — Pricing Supplement (incorporated herein by reference to Pricing Supplement No. 23 with respect to Protective Life Secured Trust 2004-23, filed on April 14, 2004, with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended).

Exhibit 5.1	Opinion of Nancy Kane, in-house counsel to Protective Life Insurance Company.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2004-22.
Exhibit 5.3	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2004-23.
Exhibit 5.4	Opinion of William L. McCarty, in-house counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton LLP (re: tax matters).
Exhibit 23.1	Consent of Nancy Kane, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.1).
Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibits 5.2 and 5.3).
Exhibit 23.3	Consent of William L. McCarty, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.4).
Exhibit 23.4	Consent of Debevoise & Plimpton LLP (included in Exhibit 8).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Insurance Company (Registrant)
Date: April 19, 2004	By:	/s/ JUDY WILSON Name: Judy Wilson Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Omnibus Instrument, dated as of April 12, 2004, relating to Protective Life Secured Trust 2004-22.
Exhibit 4.1(a)
Exhibit A, Section A-1 to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Statutory Trust Terms (incorporated herein by reference to Exhibit 4.7 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(b)
Exhibit A, Section A-2 to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Common Law Trust Terms (incorporated herein by reference to Exhibit 4.9 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(c)
Exhibit B to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Administrative Services Terms (incorporated herein by reference to Exhibit 4.12 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(d)
Exhibit C to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Expense and Indemnity Agreement Terms (incorporated herein by reference to Exhibit 10.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(e)
Exhibit D to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard License Agreement Terms (incorporated herein by reference to Exhibit 99.1 to Protective Life Insurance Company's Current Report on Form 8-K, filed on March 3, 2004).
Exhibit 4.1(f)
Exhibit E to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Indenture Terms (incorporated herein by reference to Exhibit 4.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(g)
Exhibit F to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Selling Agent Agreement Terms (InterNotes®) (incorporated herein by reference to Exhibit 1.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(h)
Exhibit G to Omnibus Instrument filed as Exhibit 4.1 hereto — Standard Distribution Agreement Terms (Secured Medium-Term Notes) (incorporated herein by reference to Exhibit 1.3 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.1(i)	Schedule 1 to Omnibus Instrument filed as Exhibit 4.1 hereto — Selling Agent Agreement Specifications (included as Schedule 1 to the Omnibus Instrument filed as Exhibit 4.1 hereto).
Exhibit 4.1(j)
Annex A to Omnibus Instrument filed as Exhibit 4.1 hereto — Pricing Supplement (incorporated herein by reference to Pricing Supplement No. 22 with respect to Protective Life Secured Trust 2004-22, filed on April 14, 2004, with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended).

Exhibit 4.2	Omnibus Instrument, dated as of April 12, 2004, relating to Protective Life Secured Trust 2004-23.
Exhibit 4.2(a)
Exhibit A, Section A-1 to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Statutory Trust Terms (incorporated herein by reference to Exhibit 4.7 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(b)
Exhibit A, Section A-2 to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Common Law Trust Terms (incorporated herein by reference to Exhibit 4.9 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(c)
Exhibit B to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Administrative Services Terms (incorporated herein by reference to Exhibit 4.12 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(d)
Exhibit C to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Expense and Indemnity Agreement Terms (incorporated herein by reference to Exhibit 10.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(e)
Exhibit D to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard License Agreement Terms (incorporated herein by reference to Exhibit 99.1 to Protective Life Insurance Company's Current Report on Form 8-K, filed on March 3, 2004).
Exhibit 4.2(f)
Exhibit E to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Indenture Terms (incorporated herein by reference to Exhibit 4.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(g)
Exhibit F to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Selling Agent Agreement Terms (InterNotes®) (incorporated herein by reference to Exhibit 1.1 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(h)
Exhibit G to Omnibus Instrument filed as Exhibit 4.2 hereto — Standard Distribution Agreement Terms (Secured Medium-Term Notes) (incorporated herein by reference to Exhibit 1.3 to Protective Life Insurance Company's Registration Statement on Form S-3 (Registration No. 333-100944)).
Exhibit 4.2(i)	Schedule 1 to Omnibus Instrument filed as Exhibit 4.2 hereto — Selling Agent Agreement Specifications (included as Schedule 1 to the Omnibus Instrument filed as Exhibit 4.2 hereto).
Exhibit 4.2(j)
Annex A to Omnibus Instrument filed as Exhibit 4.2 hereto — Pricing Supplement (incorporated herein by reference to Pricing Supplement No. 23 with respect to Protective Life Secured Trust 2004-23, filed on April 14, 2004, with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended).
Exhibit 5.1	Opinion of Nancy Kane, in-house counsel to Protective Life Insurance Company.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2004-22.

Exhibit 5.3	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2004-23.
Exhibit 5.4	Opinion of William L. McCarty, in-house counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton LLP (re: tax matters).
Exhibit 23.1	Consent of Nancy Kane, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.1).
Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibits 5.2 and 5.3).
Exhibit 23.3	Consent of William L. McCarty, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.4).
Exhibit 23.4	Consent of Debevoise & Plimpton LLP (included in Exhibit 8).

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  Item 7. Financial Statements and Exhibits
SIGNATURES